UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 15, 2011


                           GULFSTAR ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

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

              Colorado                                 333-151398                               02-0511381
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                  600 17th Street, Suite 2800, Denver, CO 80202
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 260-6492
                                 --------------
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


Item 1.01 Entry into a Material Definitive Agreement.

On June 15, 2011,  Gulfstar Energy  Corporation (the "Company")  entered into an
Agreement ("the  Agreement") with its subsidiary  Gulfstar Energy Group, LLC and
Messrs. Timothy Sharp and Jason Sharp, individually (the "Sharps").

At the time of the  Agreement,  the  Company  owns 58% of the equity of Gulfstar
Energy Group, LLC. Mr. Jason Sharp is a director and officer of the Company and a manager of Gulfstar Energy Group, LLC. Mr. Jason Sharp is also a greater than 5% shareholder of the Company. Mr. Timothy Sharp is a manager of Gulfstar Energy
Group, LLC and is a greater than 50% shareholder of the Company.

The Agreement was entered into in order for Gulfstar Energy Group LLC and the Sharps to compensate the Company as a result of events that have taken place over a period of time since July 2010 and adjust the share consideration for the change in value of the assets previously acquired. It is acknowledged by the parties that this Agreement is not intended to otherwise change or amend that certain Acquisition Agreement and Share Exchange Agreement dated June 23, 2010 by and between the parties. As a result of the Agreement, the Sharps have agreed to return to the Company, 6,659,659 shares of restricted common stock and therefore, the Company will have 10,914,429 shares of common stock issued and outstanding as of June 15, 2011.

Also, as a result of the Agreement, the previously issued 5,000,000 shares of restricted common stock issued to the Sharps will now be allocated as follows:
Mr. Jason Sharp will retain an ownership of 500,000 shares of restricted common stock or 4.5% of the Company, Mr. Timothy Sharp will retain an ownership of 2,091,015 shares of restricted common stock or 19.15% of the Company and the remaining 2,408,985 shares of restricted common stock will be allocated to the remaining minority equity holders in Gulfstar Energy Group, LLC and be held in escrow subject to the filing and effectiveness of an S-1 Registration Statement with the Securities and Exchange Commission.

In addition, the Agreement provides for the Company to pay up to $400,000 for a non-consenting share of recompletion costs of the wells connected to the pipeline. The Company has also agreed to make a $75,000 investment in Gulfstar
Energy Group, LLC for general and administrative purposes.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


Item 5.01 Changes in Control of Registrant.

As a result of the Agreement entered into by the Company on June 15, 2011, discussed in Item 1.01 above, there was a resulting change in the ownership structure of the Company. Prior to the Agreement, Mr. Timothy Sharp owned
9,659,659 share of the Company's outstanding common stock representing 55.9% of the voting common stock. As a result of the Agreement, Mr. Timothy Sharp now holds 2,091,015 shares of common stock representing 19.15% of the voting stock.



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The  following  table  sets forth  information  with  respect to the  beneficial ownership of the Company's outstanding common stock by:

o each person who is known by the Company to be the beneficial owner of five percent (5%) or more of Gulfstar's common stock;

o the Company's chief executive officer, its other executive officers, and each director as identified in the "Management-- Executive Compensation" section; and

o    all of the Company's directors and executive officers as a group.

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


                                      Number of Shares                         Number of Shares     Percent of Class
                                        Held Before       Percent of Class        Held After        After Agreement
                                         Agreement        Before Agreement         Agreement            (2 & 3)
          Name of Holder                                         (1)
------------------------------------ ------------------- -------------------- -------------------- -------------------

Timothy Sharp, Manager of Gulfstar       9,659,659              55.9%              2,091,015             19.15%
LLC

Jason Sharp, Vice President and          2,000,000             11.38%               500,000              4.58%

Robert McCann, CEO and Director (4)      1,718,750              9.78%              1,718,750             15.74%

Stephen Warner, CFO and Director          750,000               4.28%               750,000              6.87%

W. Edward Nichols                         283,574               1.61%               283,574              2.59%

William F. Young,                            0                   0%                    0                   0%
Director
                                     ------------------- -------------------- -------------------- -------------------
All Officers and Directors as a
group (5 individuals)                         4,752,324        27.04%              3,252,324             29.79%




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(1)      Based on 17,574,088  shares of common stock issued and  outstanding  on
         June 15, 2011, not accounting for the return of 6,659,659 shares of common stock.

(2) Based on 10,914,429 shares of common stock issued and outstanding on June 15, 2011, accounting for the return of 6,659,659 shares of common stock by Messrs. Timothy and Jason Sharp.

(3) Pursuant to the Agreement, 2,408,985 shares of common stock to be transferred to the minority holders of Gulfstar Energy Group, LLC are to be held in escrow subject to the effectiveness of a Registration Statement on Form S-1. Such shares, as a group, represent 22.07% of the Company's issued and outstanding common stock after the Agreement, but they are not held by any one individual or entity at this time and are not eligible to vote, as they are held in Escrow.

(4) Mr. McCann owns 1,525,000 shares directly and 193,750 shares beneficially through the Robert McCann Trust.

(5)      Mr. Warner owns 750,000 shares beneficially through the Warner Lakeside
         Trust.

(6) Mr. Nichols owns 269,002 shares of common stock directly, 2,200 shares of common stock jointly with his wife and 12,372 shares indirectly though his wife.

     Rule 13d-3 under the Securities Exchange Act of 1934 governs the determination of beneficial ownership of securities. That rule provides that a beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Rule 13d-3 also provides that a beneficial owner of a security includes any person who has the right to acquire beneficial ownership of such security within sixty days, including through the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Included in this table are only those derivative securities with exercise prices that the Company believes have a reasonable likelihood of being "in the money" within the next sixty days.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.        Description
     -----------        -----------
            10.1        Agreement, dated June 15, 2011*
--------------------
*Filed herewith



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             GULFSTAR ENERGY CORPORATION


                             By:      /s/ Robert McCann
                                          Robert McCann, Chief Executive Officer

  Date: June 17, 2011